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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):   MAY 15, 1997
                                                            ------------



                            PENSKE MOTORSPORTS, INC.
                          ---------------------------
             (Exact Name of Registrant as Specified in its Charter)








                   DELAWARE                               0-28044                            51-0369517
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
(State or Other Jurisdiction of Incorporation)    (Commission File Number)      (IRS Employer Identification Number)

      13400 WEST OUTER DRIVE DETROIT, MI                                                     48239-4001
----------------------------------------------                                  ------------------------------------
   (Address of Principal Executive Offices)                                             (Including Zip Code)
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                                 313-592-8255
                                --------------
              (Registrant's Telephone Number, Including Area Code)





                                 NOT APPLICABLE
                                ----------------
             (Former Name or Address, If Changed From Last Report)


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ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

On May 15, 1997, Penske Motorsports, Inc., (the "Company") acquired 1,461,178 shares of common stock of North Carolina Motor Speedway, Inc. (the "North
Carolina Motor Speedway") held by Mrs. Carrie B. DeWitt. This transaction was effected pursuant to an Amended and Restated Stockholder Option and Voting
Agreement among Mrs. DeWitt, the Company and certain affiliates of the Company, as amended by a First Amendment to Amended and Restated Stockholder Option and Voting Agreement dated May 15, 1997 (collectively, the "Agreements"). In the transaction, the Company exchanged 906,542 shares of its common stock for Mrs.
DeWitt's 1,461,178 shares of North Carolina Motor Speedway common stock. As a result of this transaction, the Company owns approximately 70% of the outstanding shares of the capital stock of North Carolina Motor Speedway.

North Carolina Motor Speedway operates a one-mile oval track located in Rockingham, North Carolina, and promotes two NASCAR Winston Cup Series events, the "Goodwrench Service 400" which was presented on February 23, 1997 and the "ACDelco 400" scheduled for October 26, 1997. It also hosts two Busch Series
Grand National events, the "Goodwrench Service 200" which was presented on February 22, 1997 and the "ACDelco 200" scheduled for October 25, 1997. North
Carolina Motor Speedway's track is also the site for the Unocal Rockingham
World Pit Crew Championship in October, a NASCAR-sanctioned pit crew event.
The track operated by North Carolina Motor Speedway has 42,951 reserved and 3,000 unreserved grandstand seats and 33 luxury boxes.

The description of the terms of the acquisition set forth above is qualified in all respects by reference to the Agreements, copies of which are filed herewith as exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS:
      Financial Statements are not required

(b)   PRO FORMA FINANCIAL INFORMATION:
      Pro Forma financial information is not required

(c)   EXHIBITS:

      Exhibit 2.1 - Amended and Restated Stockholder Option and Voting
      Agreement, dated as of April 1, 1997 by and among Carrie B. DeWitt, the Company and Penske Acquisition, Inc., incorporated by reference to
      Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the fiscal period ended March 31, 1997.


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      Exhibit 2.2 - First Amendment to Amended and Restated Stockholder Option
      and Voting Agreement dated May 15, 1997, among Carrie B. DeWitt, the
      Company and Penske Acquisition, Inc.

The Company agrees to furnish supplementally to the Commission upon request any schedule or exhibit to Exhibit 2.1 or Exhibit 2.2, which have been omitted.



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                                   SIGNATURES
                                  ------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated:  May 27, 1997                          PENSKE MOTORSPORTS, INC.


                                               By:/s/ James H. Harris
                                                  -----------------------------
                                                     JAMES H. HARRIS

                                               Its:  SENIOR VICE PRESIDENT AND
                                                     TREASURER (PRINCIPAL
                                                     FINANCIAL OFFICER)





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                                 EXHIBIT INDEX
                                ---------------



EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT           SEQUENTIAL PAGE NUMBER
--------------  --------------------------------  ------------------------------

 EXHIBIT 2.1    Amended and Restated
                Stockholder Option and Voting
                Agreement, dated as of April 1,
                1997, by and among Carrie B.
                DeWitt, the Company, and
                Penske Acquisition, Inc.

 EXHIBIT 2.2    First Amendment to Amended and
                Restated Stockholder Option and
                Voting Agreement dated May 15,
                1997, among Carrie B. DeWitt,
                the Company, and Penske
                Acquisition, Inc.




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